4Q 2018 SUPPLEMENTAL INFORMATION Dedicated to Value Creation. Exhibit 99.2

CONTENT 03 COMPANY INFORMATION 04 OVERVIEW 05 PORTFOLIO Summary - Triple-Net Portfolio Pro Forma Top 10 Relationships Summary - Senior Housing Managed Summary - Loans and Other Investments | Development Pipeline NOI Concentrations Geographic Concentrations Lease Expirations 14 INVESTMENT ACTIVITY Year-to-Date Recent 16 CAPITALIZATION Overview Indebtedness Debt Maturity Credit Metrics and Ratings 20 FINANCIAL INFORMATION 2019 Outlook Consolidated Financial Statements - Statements of (Loss) Income Consolidated Financial Statements - Balance Sheets Consolidated Financial Statements - Statements of Cash Flows FFO, Normalized FFO, AFFO and Normalized AFFO Components of Net Asset Value (NAV) 27 APPENDIX Disclaimer Reporting Definitions Discussion and Reconciliation of Certain Non-GAAP Financial Measures: http://www.sabrahealth.com/investors/financials/reports-presentations/non-gaap 2 SABRA 4Q 2018 SUPPLEMENTAL INFORMATION December 31, 2018

COMPANY INFORMATION SENIOR MANAGEMENT Rick Matros Harold Andrews Jr. Talya Nevo-Hacohen Chairman of the Board, President Executive Vice President, Chief Executive Vice President, Chief and Chief Executive Officer Financial Officer and Secretary Investment Officer and Treasurer BOARD OF DIRECTORS Rick Matros Michael Foster Jeffrey Malehorn Chairman of the Board, President Lead Independent Director Director and Chief Executive Officer Craig Barbarosh Ronald Geary Milton Walters Director Director Director Robert Ettl Raymond Lewis Director Director CONTACT INFORMATION Sabra Health Care REIT, Inc. Transfer Agent 18500 Von Karman Avenue American Stock Transfer Suite 550 and Trust Company Irvine, CA 92612 6201 15th Avenue 888.393.8248 Brooklyn, NY 11219 sabrahealth.com 3 SABRA 4Q 2018 SUPPLEMENTAL INFORMATION December 31, 2018

OVERVIEW Financial Metrics Dollars in thousands, except per share data Three Months Ended Year Ended December 31, 2018 Revenues $ 139,209 $ 623,409 Net operating income 136,615 610,626 Cash net operating income 129,808 571,885 Diluted per share data attributable to common stockholders: EPS $ (0.11) $ 1.51 FFO 0.27 1.99 Normalized FFO 0.50 2.29 AFFO 0.43 2.11 Normalized AFFO 0.47 2.16 Dividends per common share 0.45 1.80 Capitalization and Market Facts Key Credit Metrics (2) December 31, 2018 December 31, 2018 Common shares outstanding 178.3 million Net Debt to Adjusted EBITDA 5.66x Common equity Market Capitalization $2.9 billion Including unconsolidated joint venture 6.12x Total Debt (1) $3.6 billion Interest Coverage 4.14x Total Enterprise Value (1) $6.5 billion Fixed Charge Coverage Ratio 3.70x Total Debt/Asset Value 49% Common stock closing price $16.48 Secured Debt/Asset Value 7% Common stock 52-week range $15.70 - $23.83 Unencumbered Assets/Unsecured Debt 222% Common stock ticker symbol SBRA Portfolio Dollars in thousands As of December 31, 2018 Property Count Investment Beds/Units Occupancy Percentage (3) Investment in Real Estate Properties, gross Triple-Net Portfolio: Skilled Nursing / Transitional Care 335 $ 4,094,484 37,628 82.8% Senior Housing - Leased 90 1,237,790 7,332 86.7 Specialty Hospitals and Other 22 621,236 1,085 89.6 Total Triple-Net Portfolio 447 5,953,510 46,045 Senior Housing - Managed 23 301,739 1,603 91.5 Consolidated Equity Investments 470 6,255,249 47,648 Unconsolidated Joint Venture Senior Housing - Managed 172 734,813 7,652 81.7 Total Equity Investments 642 6,990,062 55,300 Investment in Direct Financing Lease, net 1 23,427 Investments in Loans Receivable, gross (4) 22 68,517 Preferred Equity Investments, gross (5) 9 44,262 Includes 70 relationships in 44 U.S. states Total Investments 674 $ 7,126,268 and Canada (1) Includes Sabra’s 49% pro rata share of the debt of its unconsolidated joint venture. (2) See page 18 of this supplement for important information about these credit metrics. (3) Occupancy Percentage is presented for the trailing twelve month period and one quarter in arrears, except for Senior Housing - Managed, which is presented for the current period on a trailing three month basis. (4) Two of our investments in loans receivable contain purchase options on two Senior Housing developments with 42 units. (5) Our preferred equity investments include investments in entities owning eight Senior Housing developments with 950 units and one Skilled Nursing/Transitional Care development with 120 beds. 4 SABRA 4Q 2018 SUPPLEMENTAL INFORMATION December 31, 2018

PORTFOLIO Summary - Triple-Net Portfolio Triple-Net Portfolio Dollars in thousands Cash NOI As of December 31, 2018 Three Months Ended Property Type Number of Properties Number of Beds/Units Investment December 31, 2018 September 30, 2018 Skilled Nursing/Transitional Care 335 37,628 $ 4,094,484 $ 77,373 $ 91,533 Senior Housing - Leased 90 7,332 1,237,790 21,875 21,741 Specialty Hospitals and Other 22 1,085 621,236 12,177 12,100 Total 447 46,045 $ 5,953,510 $ 111,425 $ 125,374 Same Store Triple-Net Portfolio (1) Dollars in thousands Cash NOI Three Months Ended Property Type Number of Properties December 31, 2018 September 30, 2018 Skilled Nursing/Transitional Care 334 $ 73,688 $ 87,327 Senior Housing - Leased 87 21,002 21,320 Specialty Hospitals and Other 22 12,177 12,100 Total 443 $ 106,867 $ 120,747 Operating Statistics Triple-Net Portfolio (2) Coverage EBITDAR EBITDARM Occupancy Percentage Skilled Mix Property Type 4Q 2018 3Q 2018 4Q 2018 3Q 2018 4Q 2018 3Q 2018 4Q 2018 3Q 2018 Skilled Nursing/Transitional Care 1.28x 1.32x 1.76x 1.80x 82.8% 82.8% 39.4% 38.9% Senior Housing - Leased 1.06x 1.07x 1.24x 1.25x 86.7% 86.7% NA NA Specialty Hospitals and Other 2.94x 3.05x 3.22x 3.34x 89.6% 88.9% NA NA Same Store Operating Statistics Triple-Net Portfolio (3) Coverage EBITDAR EBITDARM Occupancy Percentage Skilled Mix Property Type 4Q 2018 3Q 2018 4Q 2018 3Q 2018 4Q 2018 3Q 2018 4Q 2018 3Q 2018 Skilled Nursing/Transitional Care 1.34x 1.36x 1.84x 1.86x 82.3% 82.5% 35.8% 36.0% Senior Housing - Leased 1.07x 1.07x 1.24x 1.24x 86.9% 86.9% N/A N/A Specialty Hospitals and Other 2.94x 3.10x 3.23x 3.39x 89.5% 88.7% NA NA (1) Same store triple-net portfolio includes all facilities owned for the full period in both comparison periods. Cash NOI for the three months ended September 30, 2018 for Skilled Nursing/Transitional Care and Senior Housing - Leased includes $11.9 million and $0.7 million, respectively, from the Senior Care Centers portfolio. No Cash NOI from the Senior Care Centers portfolio is included for the three months ended December 31, 2018. (2) EBITDAR Coverage, EBITDARM Coverage, Occupancy Percentage and Skilled Mix (collectively, “Operating Statistics”) for each period presented include only facilities owned by the Company as of the end of the current period for the duration that such facilities were classified as Stabilized Facilities. Operating Statistics are only included in periods subsequent to our acquisition except for (i) the legacy CCP tenants, which are presented as if these real estate investments were owned by Sabra during the entire period presented and reflect the previously announced rent repositioning program for certain of our tenants who were legacy tenants of CCP and (ii) EBITDAR Coverage and EBITDARM Coverage for the North American Healthcare portfolio is presented on a trailing twelve month basis and consists of the EBITDAR Coverage and EBITDARM Coverage, respectively, for facilities owned by Sabra in periods subsequent to our acquisition and underwritten stabilized EBTIDAR Coverage and EBITDARM Coverage, respectively, for periods preceding our acquisition. In addition, Operating Statistics are presented for the twelve months ended at the end of the respective period and one quarter in arrears. As such, Operating Statistics exclude assets acquired after September 30, 2018. (3) Same store Operating Statistics are presented for the twelve months ended at the end of the respective period and one quarter in arrears for Stabilized Facilities owned for the full period in both comparison periods except for the legacy CCP tenants, which are presented as if these real estate investments were owned by Sabra during the entire period presented and reflect the previously announced rent repositioning program for certain of our tenants who were legacy tenants of CCP. 5 SABRA 4Q 2018 SUPPLEMENTAL INFORMATION December 31, 2018

PORTFOLIO Pro Forma Top 10 Relationships Pro Forma Top 10 Relationships (1) As of December 31, 2018 Twelve Months Ended Number of Sabra % of Annualized December 31, 2018 September 30, 2018 Tenant Primary Facility Type Properties (2) Cash NOI (1) Lease Coverage (3) Lease Coverage (3) Enlivant Assisted Living 183 9.4% NA NA Avamere Family of Companies (4) Skilled Nursing 29 7.9% 1.26x 1.24x Signature Healthcare Skilled Nursing 45 7.0% 1.43x 1.45x North American Healthcare (5) Skilled Nursing 24 7.0% 1.09x 1.21x Holiday AL Holdings LP (6) Independent Living 21 6.7% 1.14x 1.15x Signature Behavioral (7) Behavioral Hospitals 6 6.1% 1.49x 1.55x Cadia Healthcare (8) Skilled Nursing 9 5.6% 1.41x 1.44x Genesis Healthcare, Inc. (4) Skilled Nursing 11 4.6% 1.18x 1.20x Healthmark Group (9) Skilled Nursing 18 3.1% 1.17x 1.23x The McGuire Group Skilled Nursing 7 2.9% 1.76x 1.74x 353 60.3% (1) Pro forma top 10 relationships and Annualized Cash NOI assume that the sale of 26 Skilled Nursing/Transitional Care facilities and two Senior Housing communities from the Senior Care Centers portfolio that are currently under contract to sell and the transition of the remaining 10 facilities currently operated by Senior Care Centers to one or more new operators were completed at the beginning of the period presented. (2) Consists of properties directly owned by us and properties owned through our joint venture with Enlivant. (3) Lease Coverage for tenants is defined as the EBITDAR Coverage for Stabilized Facilities operated by the applicable tenant, unless there is a corporate guarantee and the guarantor level fixed charge coverage is a more meaningful indicator of the tenant’s ability to make rent payments. Lease Coverage is presented one quarter in arrears. Lease Coverage for legacy CCP tenants reflects the previously announced rent repositioning program for certain of our tenants who were legacy tenants of CCP. (4) Lease Coverage reflects guarantor level fixed charge coverage for these relationships. (5) Lease Coverage for the twelve months ended September 30, 2018 reflects the EBITDAR Coverage for facilities owned by Sabra in periods subsequent to our acquisition and underwritten stabilized EBITDAR Coverage for periods preceding our acquisition. (6) Lease Coverage reflects guarantor level fixed charge coverage, pro forma for Holiday AL Holdings LP's recently announced termination agreement on facilities leased from New Senior Investment Group, Inc. The Holiday AL Holdings LP portfolio consists of 21 independent living communities that the Company underwrote at a 1.10x EBITDAR Coverage. (7) Lease Coverage reflects EBITDAR Coverage for five Stabilized Facilities and excludes one pre-stabilized facility representing 0.8% of Annualized Cash NOI. (8) Lease Coverage reflects EBITDAR Coverage for four Stabilized Facilities and excludes five pre-stabilized facilities that were transitioned to Cadia Healthcare representing 3.5% of Annualized Cash NOI. (9) Lease Coverage reflects EBITDAR Coverage for 13 Stabilized Facilities and excludes five pre-stabilized facilities that were transitioned to Healthmark Group representing 0.9% of Annualized Cash NOI. 6 SABRA 4Q 2018 SUPPLEMENTAL INFORMATION December 31, 2018

PORTFOLIO Summary - Senior Housing Managed Senior Housing - Managed Portfolio Dollars in thousands Capital Expenditures Number of Number of Properties Units Investment Three Months Ended Year Ended As of December 31, 2018 December 31, 2018 Wholly-Owned AL 15 847 $ 179,842 $ 367 $ 1,596 IL 8 756 121,897 489 1,205 23 1,603 301,739 856 2,801 Sabra’s Share of Unconsolidated JV (1) AL 172 7,652 734,813 1,878 5,595 Total 195 9,255 $ 1,036,552 $ 2,734 $ 8,396 Operator Enlivant 183 8,283 $ 861,345 $ 2,195 $ 7,093 Sienna 8 756 121,897 485 1,213 Other 4 216 53,310 54 90 Total 195 9,255 $ 1,036,552 $ 2,734 $ 8,396 Senior Housing - Managed Portfolio Operating Results (2) Dollars in thousands, except REVPOR Revenues Cash NOI Cash NOI Margin % REVPOR Occupancy Percentage 4Q 2018 3Q 2018 4Q 2018 3Q 2018 4Q 2018 3Q 2018 4Q 2018 3Q 2018 4Q 2018 3Q 2018 Wholly-Owned AL $ 12,659 $ 12,422 $ 3,242 $ 3,016 25.6% 24.3% $ 5,534 $ 5,126 90.7% 92.9% IL 5,052 4,907 1,957 1,753 38.7% 35.7% 2,193 2,171 92.4% 90.3% 17,711 17,329 5,199 4,769 29.4% 27.5% 3,776 3,605 91.5% 91.6% Sabra’s Share of Unconsolidated JV (1) AL 38,820 36,940 9,918 8,747 25.5% 23.7% 4,230 4,017 81.7% 81.8% Total $ 56,531 $ 54,269 $ 15,117 $ 13,516 26.7% 24.9% $ 4,083 $ 3,884 84.5% 84.6% Less: Disposition (AL) 143 446 28 82 19.6% 18.4% Total, net of Disposition $ 56,388 $ 53,823 $ 15,089 $ 13,434 26.8% 25.0% Operator Enlivant $ 48,355 $ 45,906 $ 12,982 $ 11,222 26.8% 24.4% $ 4,424 $ 4,172 83.2% 83.8% Sienna 5,195 5,353 1,985 1,835 38.2% 34.3% 2,193 2,171 92.4% 90.3% Other 2,981 3,010 150 459 5.0% 15.2% 6,040 6,088 81.5% 80.0% Total $ 56,531 $ 54,269 $ 15,117 $ 13,516 26.7% 24.9% $ 4,083 $ 3,884 84.5% 84.6% Less: Disposition (Sienna) 143 446 28 82 19.6% 18.4% Total, net of Disposition $ 56,388 $ 53,823 $ 15,089 $ 13,434 26.8% 25.0% (1) Reflects Sabra’s 49% pro rata share of applicable amounts related to its unconsolidated joint venture with Enlivant. (2) REVPOR and Occupancy Percentage include only facilities owned by the Company as of the end of the current period for the duration that such facilities were classified as Stabilized Facilities. In addition, revenues, Cash NOI and REVPOR have been adjusted for changes in the foreign currency exchange rate where applicable. 7 SABRA 4Q 2018 SUPPLEMENTAL INFORMATION December 31, 2018

PORTFOLIO Summary - Loans and Other Investments | Development Pipeline Loans Receivable and Other Investments Dollars in thousands As of December 31, 2018 Weighted Weighted Average Average Interest Income Three Number of Contractual Annualized Effective Months Ended Loan Type Loans Property Type Principal Balance Book Value Interest Rate Interest Rate December 31, 2018 (1) Maturity Date Mortgage 1 Specialty Hospital $ 18,577 $ 18,577 10.0% 10.0% $ 452 01/31/27 04/30/21- Construction 2 Senior Housing 4,569 4,629 8.0% 7.7% 90 09/30/22 Mezzanine 1 Skilled Nursing 23,952 2,188 10.0% 41.9% 154 05/25/20 02/28/19- Other 18 Multiple 49,394 45,324 7.3% 8.1% 793 08/31/28 22 96,492 70,718 8.5% 9.7% $ 1,489 Loan loss reserve — (1,258) $ 96,492 $ 69,460 Other Income Number of Total Funding Total Amount Three Months Ended Other Investment Type Investments Property Type Commitments Funded Book Value Rate of Return December 31, 2018 (1) Skilled Nursing / Preferred Equity 9 Senior Housing $ 35,192 $ 35,192 $ 44,262 12.1% $ 1,301 Proprietary Development Pipeline (2) Dollars in thousands As of December 31, 2018 Estimated Real Estate Value Investment Type Property Type Investment Amount (3) Upon Completion Skilled Skilled Skilled Weighted Nursing/ Nursing/ Nursing/ Average Certificate of Preferred Transitional Senior Transitional Senior Transitional Senior Initial Cash Occupancy State Loan Equity Care Housing Care Housing Care Housing Lease Yield Timing (4) Q1 2017- Indiana — 3 — 3 $ — $ 17,858 $ — $ 89,400 7.4% Q3 2017 Kentucky — 1 — 1 — 3,035 — 27,000 7.4% Q4 2015 Q1 2018- Ohio — 2 — 2 — 10,825 — 80,000 7.3% Q2 2019 Q3 2015- Texas 2 3 1 4 5,119 11,583 14,475 39,600 8.0% Q2 2019 2 9 1 10 $ 5,119 $ 43,301 $ 14,475 $ 236,000 7.5% Assets Transitioned to Real Estate Portfolio in 4Q 2018 Dollars in thousands Investment Type Property Type Investment Amount (3) Real Estate Value (5) Skilled Skilled Skilled Weighted Nursing/ Nursing/ Nursing/ Average Preferred Transitional Senior Transitional Senior Transitional Senior Initial Cash Loan Equity Care Housing Care Housing Care Housing Lease Yield — 2 — 1 $ — $ 3,723 $ — $ 26,280 7.47% (1) Includes income related to loans receivable and other investments held as of December 31, 2018. (2) Includes projects invested in or committed to as of December 31, 2018. (3) Investment amount excludes accrued and unpaid interest receivable. (4) Certificate of occupancy timing represents the period in which the certificate of occupancy has been received for a development project where construction has been completed or when the certificate of occupancy is expected to be received for a development project that is currently under construction. (5) Real estate value excludes capitalized acquisition costs. 8 SABRA 4Q 2018 SUPPLEMENTAL INFORMATION December 31, 2018

PORTFOLIO NOI Concentrations (1) As of December 31, 2018 RELATIONSHIP CONCENTRATION Enlivant: 9.4% Avamere Family of Companies: 7.9% Signature Healthcare: 7.0% North American Healthcare: 7.0% Other: 62.0% Holiday AL Holdings LP: 6.7% ASSET CLASS CONCENTRATION Senior Housing - Leased: 16.9% Senior Housing - Managed: 11.0% Skilled Nursing/ Transitional Specialty Hospital Care: 60.4% and Other: 9.4% Interest and Other Income: 2.3% PAYOR SOURCE CONCENTRATION (2) Private Pay: 42.0% Non-Private: 58.0% (1) Concentrations are calculated using Annualized Cash NOI and assumes that the sale of 26 Skilled Nursing/Transitional Care facilities and two Senior Housing communities from the Senior Care Centers portfolio currently under contract to sell and the transition of the remaining 10 facilities currently operated by Senior Care Centers to one or more new operators were completed at the beginning of the period presented. Relationship and asset class concentrations use Annualized Cash NOI for real estate investments, investments in loans receivable and other investments, and investment in unconsolidated joint venture. Payor source concentration excludes Annualized Cash NOI from investments in loans receivable and other investments. We define Annualized Cash NOI as Annualized Revenues, net of collectability reserves, if applicable, less operating expenses and non-cash revenues. (2) Tenant and borrower revenue presented one quarter in arrears. 9 SABRA 4Q 2018 SUPPLEMENTAL INFORMATION December 31, 2018

PORTFOLIO Geographic Concentrations Property Type As of December 31, 2018 Unconsolidated JV Skilled Nursing/ Senior Housing - Senior Housing - Specialty Hospitals % of Consolidated Senior Housing - Location Transitional Care Leased Managed and Other Consolidated Total Total Managed Total % of Total Texas 59 15 — 14 88 18.7% 31 119 18.5% Indiana 14 6 — — 20 4.3 21 41 6.4 Washington 15 2 — — 17 3.6 17 34 5.3 Oregon 16 4 — — 20 4.3 11 31 4.8 California 24 1 — 4 29 6.2 — 29 4.5 Kentucky 25 — — 1 26 5.5 1 27 4.2 Wisconsin 9 4 2 — 15 3.2 10 25 3.9 Ohio 6 1 — — 7 1.5 15 22 3.4 Pennsylvania 3 — 5 — 8 1.7 11 19 3.0 Massachusetts 18 — — — 18 3.8 — 18 2.8 Other (34 states & Canada) 146 57 16 3 222 47.2 55 277 43.2 Total 335 90 23 22 470 100.0% 172 642 100.0% % of Consolidated Total 71.3% 19.1% 4.9% 4.7% 100.0% % of Total 52.2% 14.0% 3.6% 3.4% 73.2% 26.8% 100.0% Distribution of Beds/Units As of December 31, 2018 Property Type Unconsolidated JV Total Number Skilled Nursing/ Senior Housing - Senior Housing - Specialty Hospitals % of Consolidated Senior Housing - Location of Properties Transitional Care Leased Managed and Other Consolidated Total Total Managed Total % of Total Texas 119 6,955 1,415 — 366 8,736 18.3% 1,236 9,972 18.0% Indiana 41 1,547 409 — — 1,956 4.1 963 2,919 5.3 Kentucky 27 2,598 — — 40 2,638 5.5 55 2,693 4.9 Washington 34 1,699 165 — — 1,864 3.9 725 2,589 4.7 California 29 2,057 102 — 340 2,499 5.3 — 2,499 4.5 Oregon 31 1,520 377 — — 1,897 4.0 399 2,296 4.1 Massachusetts 18 2,209 — — — 2,209 4.6 — 2,209 4.0 Wisconsin 25 788 258 74 — 1,120 2.4 665 1,785 3.2 North Carolina 15 1,454 237 — — 1,691 3.6 — 1,691 3.1 New York 10 1,566 105 — — 1,671 3.5 — 1,671 3.0 Other (34 states & Canada) 293 15,235 4,264 1,529 339 21,367 44.8 3,609 24,976 45.2 Total 642 37,628 7,332 1,603 1,085 47,648 100.0% 7,652 55,300 100.0% % of Consolidated Total 79.0% 15.3% 3.4% 2.3% 100.0% % of Total 68.0% 13.3% 2.9% 2.0% 86.2% 13.8% 100.0% 10 SABRA 4Q 2018 SUPPLEMENTAL INFORMATION December 31, 2018

PORTFOLIO Geographic Concentrations Continued Investment (1) Dollars in thousands As of December 31, 2018 Property Type Total Number Skilled Nursing/ Senior Housing - Senior Housing - Specialty Hospitals Location of Properties Transitional Care Leased Managed and Other Total % of Total Texas 88 $ 586,972 $ 241,038 $ — $ 196,098 $ 1,024,108 16.4% California 29 435,612 35,901 — 224,761 696,274 11.1 Oregon 20 264,892 86,592 — — 351,484 5.6 Maryland 9 321,551 6,566 — — 328,117 5.2 New York 10 297,066 19,235 — — 316,301 5.1 Kentucky 26 231,590 — — 30,313 261,903 4.2 Indiana 20 174,427 59,888 — — 234,315 3.7 Washington 17 188,549 36,907 — — 225,456 3.6 Arizona 8 31,976 47,248 — 121,757 200,981 3.2 North Carolina 15 123,462 67,272 — — 190,734 3.1 Other (32 states & Canada) (2) 228 1,438,387 637,143 301,739 48,307 2,425,576 38.8 Total 470 $ 4,094,484 $ 1,237,790 $ 301,739 $ 621,236 $ 6,255,249 100.0% % of Total investment 65.5% 19.8% 4.8% 9.9% 100.0% (1) Excludes unconsolidated joint venture. (2) Investment balance in Canada is based on the exchange rate as of December 31, 2018 of $0.7336 per CAD $1.00. 11 SABRA 4Q 2018 SUPPLEMENTAL INFORMATION December 31, 2018

PORTFOLIO Lease Expirations Lease Expirations (1) Dollars in thousands Skilled Nursing/ Senior Housing - Specialty Hospitals Total Annualized As of December 31, 2018 Transitional Care Leased and Other Revenues % of Total 2019 $ — $ — $ — $ — —% 2020 25,510 — 1,217 26,727 6.1% 2021 4,448 1,134 — 5,582 1.3% 2022 — 7,353 3,850 11,203 2.6% 2023 8,731 — — 8,731 2.0% 2024 28,954 4,267 — 33,221 7.6% 2025 8,160 7,842 — 16,002 3.6% 2026 20,863 585 — 21,448 4.9% 2027 36,441 5,548 31,774 73,763 16.8% 2028 14,326 6,918 3,805 25,049 5.7% Thereafter 154,615 54,148 8,351 217,114 49.4% Total Annualized Revenues $ 302,048 $ 87,795 $ 48,997 $ 438,840 100.0% (1) Excludes (i) Senior Housing - Managed communities, (ii) 36 skilled nursing/transitional care facilities and two Senior Housing - Leased communities operated by Senior Care Centers as the leases for these facilities were terminated during the third quarter of 2018 and Senior Care Centers is currently operating the facilities on a month-to-month basis, (iii) an additional 11 additional skilled nursing/transitional care facilities and two Senior Housing - Leased communities with month-to-month leases and (iv) two non-operational skilled nursing/transitional care facilities. Annualized Revenues are net of collectability reserves, if applicable. 12 SABRA 4Q 2018 SUPPLEMENTAL INFORMATION December 31, 2018

INVESTMENT ACTIVITY Year-to-Date Investment Activity Dollars in thousands Initial Number of 2018 Amounts Rate of Return/Initial Location Investment Date Property Type Properties Beds/Units Invested (1) Cash Yield Real Estate Enlivant 01/02/18 Senior Housing - 11 631 $ 125,035 6.30% Managed North American Healthcare 01/10/18 & Skilled Nursing/ 2 263 42,917 8.00% Portfolio II 01/19/18 Transitional Care Parkside Prairie View 01/31/18 Senior Housing - 1 30 4,087 8.00% Leased Parkside Portfolio II 04/16/18 Senior Housing - 2 55 11,210 8.00% Leased Greenfield of Strasburg 04/30/18 Senior Housing - 1 36 6,340 7.75% Leased Poet's Walk of Sarasota 05/18/18 Senior Housing - 1 60 24,408 7.50% Leased Meridian Portfolio (2) 08/31/18 Senior Housing - 2 136 25,004 7.00% Leased Traditions of Beavercreek (3) 11/01/18 Senior Housing - 1 104 26,326 7.47% Leased Additions to Real Estate Various Multiple NA NA 26,237 6.51% Total Real Estate Investments 291,564 6.96% Preferred Equity Leo Brown Group - McCordsville (4) 09/15/15 Senior Housing 1 133 770 12.00% Leo Brown Group - North Willow (4) 10/23/15 Senior Housing 1 120 2,910 12.00% Leo Brown Group - Beavercreek II 03/21/18 Senior Housing 1 36 1,549 12.00% Total Preferred Equity Investments 5,229 12.00% Loans Receivable McKinney Construction Loan (4) 03/14/16 Senior Housing 1 27 811 8.00% Arlington Construction Loan (4) 06/01/17 Senior Housing 1 27 802 8.00% River Vista Mortgage Loan (4) 08/17/17 Specialty Hospital 1 NA 9,331 10.00% and Other HMG Promissory Note 01/23/18 Skilled Nursing/ NA NA 700 10.00% Transitional Care Signature Working Capital Loan 05/07/18 Skilled Nursing/ NA NA 9,000 7.00% Transitional Care Wye Oak Loan 12/19/18 Skilled Nursing/ NA NA 3,500 7.00% Transitional Care Total Loans Receivable 24,144 8.31% Unconsolidated Joint Venture Enlivant 01/02/18 Senior Housing - 172 7,652 352,749 6.30% Managed All Investments $ 673,686 6.70% (1) Real estate investments include capitalized acquisition costs. (2) Gross investment of $25.0 million; $8.6 million was used to repay our preferred equity investments in these properties, of which $3.9 million was converted into a promissory note held by Sabra, resulting in a net cash expenditure by Sabra of $20.2 million which was funded with proceeds held by exchange accommodation titleholders. (3) Gross investment of $26.3 million; $3.7 million was used to repay our preferred equity investment in this property, resulting in a net cash expenditure by Sabra of $22.6 million which was primarily funded with proceeds held by exchange accommodation titleholders. (4) Initial investment occurred prior to 2018. Amounts invested in the current period reflect incremental fundings. 13 SABRA 4Q 2018 SUPPLEMENTAL INFORMATION December 31, 2018

INVESTMENT ACTIVITY Recent TRADITIONS OF BEAVERCREEK From Proprietary Development Pipeline Investment Date Units November 1, 2018 104 Investment Amount Property Type $26.3 million (1) Senior Housing - Leased Investment Type Annualized GAAP Income Real Estate $2.4 million Number of Properties Initial Cash Yield 1 7.47% Location Ohio (1) Gross investment of $26.3 million; $3.7 million was used to repay our preferred equity investment in this property, resulting in a net cash expenditure by Sabra of $22.6 million which was primarily funded with proceeds held by exchange accommodation titleholders. Includes $0.1 million of capitalized acquisition costs. 14 SABRA 4Q 2018 SUPPLEMENTAL INFORMATION December 31, 2018

CAPITALIZATION Overview Debt Dollars in thousands Sabra's Share of As of December 31, 2018 Consolidated Debt Unconsolidated JV Debt Total Debt Secured debt $ 117,464 $ 377,185 $ 494,649 Revolving credit facility 624,000 — 624,000 Term loans 1,191,700 — 1,191,700 Senior unsecured notes 1,300,000 — 1,300,000 Total Debt 3,233,164 377,185 3,610,349 Deferred financing costs and premiums/discounts, net (1,161) (5,573) (6,734) Total Debt, Net $ 3,232,003 $ 371,612 $ 3,603,615 Revolving Credit Facility Dollars in thousands As of December 31, 2018 Credit facility availability $ 376,000 Credit facility capacity 1,000,000 Enterprise Value Dollars in thousands, except per share amounts As of December 31, 2018 Shares Outstanding Price Value Common stock 178,306,528 $ 16.48 $ 2,938,492 Consolidated Debt 3,233,164 Cash and cash equivalents (50,230) Consolidated Enterprise Value 6,121,426 Sabra’s share of unconsolidated joint venture debt 377,185 Sabra's share of unconsolidated joint venture cash and cash equivalents (6,975) Total Enterprise Value $ 6,491,636 Common Stock and Equivalents Weighted Average Common Shares Three Months Ended December 31, 2018 Year Ended December 31, 2018 FFO and AFFO and EPS, FFO and AFFO and EPS Normalized FFO Normalized AFFO Normalized FFO Normalized AFFO Common stock 178,285,209 178,285,209 178,285,209 178,278,991 178,278,991 Common equivalents 29,429 29,429 29,429 26,747 26,747 Basic common and common equivalents 178,314,638 178,314,638 178,314,638 178,305,738 178,305,738 Dilutive securities: Restricted stock and units — 618,328 1,080,039 416,006 1,033,143 Diluted common and common equivalents 178,314,638 178,932,966 179,394,677 178,721,744 179,338,881 15 SABRA 4Q 2018 SUPPLEMENTAL INFORMATION December 31, 2018

CAPITALIZATION Indebtedness Fixed | Variable Rate Debt Dollars in thousands Weighted Average As of December 31, 2018 Principal Effective Rate (1) % of Total Fixed Rate Debt Secured debt $ 117,464 3.66% 3.3% Unsecured senior notes 1,300,000 5.33% 36.0% Total fixed rate debt 1,417,464 5.19% 39.3% Variable Rate Debt (2) Revolving credit facility 624,000 3.75% 17.3% Term loans 1,191,700 2.94% 33.0% Sabra’s share of unconsolidated joint venture variable rate debt 377,185 5.07% 10.4% Total variable rate debt 2,192,885 3.53% 60.7% Total Debt $ 3,610,349 4.18% 100.0% Secured | Unsecured Debt Dollars in thousands Weighted Average As of December 31, 2018 Principal Effective Rate (1) % of Total Secured Debt Secured debt $ 117,464 3.66% 3.3% Sabra’s share of unconsolidated joint venture secured debt 377,185 5.07% 10.4% Total secured debt 494,649 4.73% 13.7% Unsecured Debt Unsecured senior notes 1,300,000 5.33% 36.0% Revolving credit facility 624,000 3.75% 17.3% Term loans 1,191,700 2.94% 33.0% Total unsecured debt 3,115,700 4.10% 86.3% Total Debt $ 3,610,349 4.18% 100.0% (1) Weighted average effective interest rate includes private mortgage insurance and impact of interest rate swap and cap agreements. (2) Term loans include $845.0 million subject to swap agreements that fix LIBOR at a weighted average rate of 1.19%, and $66.0 million (CAD $90.0 million) and $25.7 million (CAD $35.0 million) subject to swap agreements that fix CDOR at 1.59% and 0.93%, respectively. Excluding these amounts, variable rate debt was 34.8% of Total Debt as of December 31, 2018. Additionally, unconsolidated joint venture debt includes $368.4 million subject to interest rate cap agreements that cap LIBOR at a weighted average rate of 2.89%. 16 SABRA 4Q 2018 SUPPLEMENTAL INFORMATION December 31, 2018

CAPITALIZATION Debt Maturity Debt Maturity Schedule (1) Sabra's Share of Dollars in thousands Secured Debt Unsecured Senior Notes Term Loans Revolving Credit Facility Consolidated Debt Unconsolidated JV Debt Total Debt As of December 31, 2018 Principal Rate (2) Principal Rate (2) Principal Rate (2) Principal Rate (2) Principal Rate (2) Principal Rate (2) Principal Rate (2) 2019 $ 3,421 3.31% $ — — $ — — $ — — $ 3,421 3.31% $ — — $ 3,421 3.31% 2020 3,530 3.31% — — 200,000 3.95% — — 203,530 3.94% 3,505 5.04% 207,035 3.96% 2021 18,130 3.32% 500,000 5.50% — — 624,000 3.75% 1,142,130 4.51% 13,381 5.04% 1,155,511 4.52% 2022 3,185 3.27% — — 991,700 3.87% — — 994,885 3.87% 6,230 5.04% 1,001,115 3.87% 2023 3,282 3.27% 200,000 5.38% — — — — 203,282 5.33% 6,609 5.04% 209,891 5.33% 2024 3,384 3.28% — — — — — — 3,384 3.28% 6,660 5.04% 10,044 4.45% 2025 3,488 3.29% — — — — — — 3,488 3.29% 188,866 5.04% 192,354 5.01% 2026 3,596 3.31% 500,000 5.13% — — — — 503,596 5.11% 81,497 5.24% 585,093 5.13% 2027 3,707 3.32% 100,000 5.38% — — — — 103,707 5.31% 70,437 4.95% 174,144 5.16% 2028 3,822 3.33% — — — — — — 3,822 3.33% — — 3,822 3.33% Thereafter 67,919 3.54% — — — — — — 67,919 3.54% — — 67,919 3.54% Total Debt 117,464 1,300,000 1,191,700 624,000 3,233,164 377,185 3,610,349 Premium, net — 14,500 — — 14,500 — 14,500 Deferred financing costs, net (1,785) (7,106) (6,770) — (15,661) (5,573) (21,234) Total Debt, Net $ 115,679 $ 1,307,394 $ 1,184,930 $ 624,000 $ 3,232,003 $ 371,612 $ 3,603,615 Wtd. avg. maturity/years 22.2 5.1 3.3 2.6 4.6 6.7 4.8 Wtd. avg. effective interest rate (3) 3.66% 5.33% 2.94% 3.75% 4.08% 5.07% 4.18% (1) Revolving Credit Facility is subject to two six-month extension options. (2) Represents actual contractual interest rates excluding private mortgage insurance and impact of interest rate derivative agreements. (3) Weighted average effective interest rate includes private mortgage insurance and impact of interest rate derivative agreements. 17 SABRA 4Q 2018 SUPPLEMENTAL INFORMATION December 31, 2018

CAPITALIZATION Credit Metrics and Ratings Key Credit Metrics (1) December 31, 2017 (2) December 31, 2018 Net Debt to Adjusted EBITDA (3)(4) 5.49x 5.66x Net Debt to Adjusted EBITDA - Including Unconsolidated Joint Venture (3)(4) 5.94x 6.12x Interest Coverage (3) 4.20x 4.14x Fixed Charge Coverage Ratio (3) 3.80x 3.70x Total Debt/Asset Value 50% 49% Secured Debt/Asset Value 8% 7% Unencumbered Assets/Unsecured Debt 220% 222% Cost of Permanent Debt (5) 4.04% 4.28% Unsecured Notes Ratings S&P (Stable outlook) BBB- Fitch (Negative outlook) BBB- Moody's (Stable outlook) Ba1 (1) Key credit statistics (except net debt to adjusted EBITDA) are calculated in accordance with the credit agreement relating to the revolving credit facility and the indentures relating to our unsecured senior notes. (2) Assumes that the Enlivant acquisition, the acquisition of the North American Healthcare Portfolio II, the remaining CCP and Genesis rent reductions and the transition of five skilled nursing/transitional care facilities to an existing Sabra operator were completed as of the beginning of the period presented. (3) Based on the trailing twelve month period ended as of the date indicated. Includes the impact of lost Annualized Adjusted EBITDA from Senior Care Centers of $20.9 million due to non-payment of rent. (4) Net Debt to Adjusted EBITDA is calculated based on Annualized Adjusted EBITDA, which is Adjusted EBITDA, as adjusted for annualizing adjustments that give effect to the acquisitions and dispositions completed during the respective period as though such acquisitions and dispositions were completed as of the beginning of the period presented. Net Debt to Adjusted EBITDA - Including Unconsolidated Joint Venture is calculated based on Annualized Adjusted EBITDA, as adjusted, which includes Annualized Adjusted EBITDA and is further adjusted to include the Company's share of the unconsolidated joint venture interest expense. See “Reconciliations of Non-GAAP Financial Measures” on our website at http://www.sabrahealth.com/investors/financials/reports-presentations/non-gaap for additional information. (5) Excludes revolving credit facility balance that had an interest rate of 3.75% and 2.81% as of December 31, 2018 and 2017, respectively. 18 SABRA 4Q 2018 SUPPLEMENTAL INFORMATION December 31, 2018

FINANCIAL INFORMATION 2019 Outlook 2019 Full Year Guidance Diluted per share data attributable to common stockholders Net income $ 0.24 - $ 0.32 FFO $ 2.02 - $ 2.10 Normalized FFO $ 1.86 - $ 1.94 AFFO $ 2.00 - $ 2.08 Normalized AFFO $ 1.81 - $ 1.89 Annualized dividend per share $1.80 Senior Housing - Managed Portfolio Same Store Cash NOI Growth Expectations Wholly-owned 3.0% - 6.0% Unconsolidated Joint Venture 6.0% - 12.0% Other Items (in millions) Interest and other income $13.8 Recurring, cash general and administrative expense $21.8 Total interest expense $118.2 Capital expenditures (Senior Housing - Managed and non-yielding NNN) $12.9 Post-petition rent from Senior Care Centers $5.7 Expected impairment and transition expenses resulting from the sale and transition of facilities operated by Senior Care Centers (excluded from Normalized FFO and Normalized AFFO) $69.3 Investments • Investments of $142.4 million primarily related to our proprietary development pipeline with a weighted average initial cash yield of 7.6% primarily during the fourth quarter of 2019. No speculative investment activity assumed in guidance. • Disposition and loan repayment proceeds of $602.0 million, inclusive of $282.5 million of proceeds from the sale of 28 facilities currently operated by Senior Care Centers on April 1, 2019. Remaining disposition and loan repayments total approximately $300 million, with $200 million expected to occur in the first half of 2019 and the remaining $100 million expected to occur in the second half of 2019. Annualized Cash NOI related to the remaining dispositions, excluding Senior Care Centers, is $18.6 million. Additional 2019 Guidance Assumptions • Reduction of Net Debt to Adjusted EBITDA (including our unconsolidated joint venture) to below 5.50x (below 5.0x excluding our unconsolidated joint venture) by December 31, 2019, reducing our 2019 earnings by approximately $0.05 to $0.08 per diluted common share. • Holiday lease termination fee payment of $57.2 million expected April 1, 2019 and excluded from Normalized FFO and Normalized AFFO. 19 SABRA 4Q 2018 SUPPLEMENTAL INFORMATION December 31, 2018

FINANCIAL INFORMATION Consolidated Financial Statements Consolidated Statements of (Loss) Income Dollars in thousands, except per share data Three Months Ended December 31, Year Ended December 31, 2018 2017 2018 2017 Revenues: Rental income $ 117,654 $ 150,918 $ 536,605 $ 364,191 Interest and other income 3,844 6,964 16,667 15,026 Resident fees and services 17,711 8,590 70,137 26,430 Total revenues 139,209 166,472 623,409 405,647 Expenses: Depreciation and amortization 48,078 51,592 191,379 113,882 Interest 37,226 32,222 147,106 88,440 Operating expenses 12,512 5,931 49,546 17,860 General and administrative 11,298 8,242 36,458 32,401 Merger and acquisition costs 43 505 636 30,255 Provision for doubtful accounts, straight-line rental income and loan losses 29,626 9,659 39,075 17,113 Impairment of real estate — 1,326 1,413 1,326 Total expenses 138,783 109,477 465,613 301,277 Other income: Loss on extinguishment of debt (2,917) — (2,917) (553) Other income 324 49 4,480 3,170 Net (loss) gain on sales of real estate (14,247) 47,415 128,198 52,029 Total other (loss) income (16,840) 47,464 129,761 54,646 (Loss) income before loss from unconsolidated joint venture and income tax expense (16,414) 104,459 287,557 159,016 Loss from unconsolidated joint venture (1,805) — (5,431) — Income tax expense (1,164) (490) (3,011) (651) Net (loss) income (19,383) 103,969 279,115 158,365 Net (income) loss attributable to noncontrolling interests (11) (24) (33) 18 Net (loss) income attributable to Sabra Health Care REIT, Inc. (19,394) 103,945 279,082 158,383 Preferred stock dividends — (2,560) (9,768) (10,242) Net (loss) income attributable to common stockholders $ (19,394) $ 101,385 $ 269,314 $ 148,141 Net (loss) income attributable to common stockholders, per: Basic common share $ (0.11) $ 0.57 $ 1.51 $ 1.40 Diluted common share $ (0.11) $ 0.57 $ 1.51 $ 1.40 Weighted-average number of common shares outstanding, basic 178,314,638 178,234,481 178,305,738 105,621,242 Weighted-average number of common shares outstanding, diluted 178,314,638 178,428,200 178,721,744 105,842,434 20 SABRA 4Q 2018 SUPPLEMENTAL INFORMATION December 31, 2018

FINANCIAL INFORMATION Consolidated Financial Statements Consolidated Balance Sheets Dollars in thousands, except per share data December 31, 2018 2017 Assets Real estate investments, net of accumulated depreciation of $402,338 and $340,423 as of December 31, 2018 and 2017, respectively $ 5,853,545 $ 5,994,432 Loans receivable and other investments, net 113,722 114,390 Investment in unconsolidated joint venture 340,120 — Cash and cash equivalents 50,230 518,632 Restricted cash 9,428 68,817 Lease intangible assets, net 131,097 167,119 Accounts receivable, prepaid expenses and other assets, net 167,161 168,887 Total assets $ 6,665,303 $ 7,032,277 Liabilities Secured debt, net $ 115,679 $ 256,430 Revolving credit facility 624,000 641,000 Term loans, net 1,184,930 1,190,774 Senior unsecured notes, net 1,307,394 1,306,286 Accounts payable and accrued liabilities 94,827 102,523 Lease intangible liabilities, net 83,726 98,015 Total liabilities 3,410,556 3,595,028 Equity Preferred stock, $.01 par value; 10,000,000 shares authorized, 5,750,000 shares issued and outstanding as of December 31, 2017 — 58 Common stock, $.01 par value; 250,000,000 shares authorized, 178,306,528 and 178,255,843 shares issued and outstanding as of December 31, 2018 and 2017, respectively 1,783 1,783 Additional paid-in capital 3,507,925 3,636,913 Cumulative distributions in excess of net income (271,595) (217,236) Accumulated other comprehensive income 12,301 11,289 Total Sabra Health Care REIT, Inc. stockholders’ equity 3,250,414 3,432,807 Noncontrolling interests 4,333 4,442 Total equity 3,254,747 3,437,249 Total liabilities and equity $ 6,665,303 $ 7,032,277 21 SABRA 4Q 2018 SUPPLEMENTAL INFORMATION December 31, 2018

FINANCIAL INFORMATION Consolidated Financial Statements Consolidated Statements of Cash Flows Dollars in thousands Year Ended December 31, 2018 2017 Cash flows from operating activities: Net income $ 279,115 $ 158,365 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 191,379 113,882 Amortization of above and below market lease intangibles, net 7,701 (912) Non-cash interest income adjustments (2,300) (769) Non-cash interest expense 10,137 7,776 Stock-based compensation expense 7,648 8,359 Loss on extinguishment of debt 874 553 Straight-line rental income adjustments (44,144) (29,440) Provision for doubtful accounts, straight-line rental income and loan losses 39,075 17,113 Change in fair value of contingent consideration — (426) Net gain on sales of real estate (128,198) (52,029) Impairment of real estate 1,413 1,326 Loss from unconsolidated joint venture 5,431 — Distributions of earnings from unconsolidated joint venture 8,910 — Changes in operating assets and liabilities: Accounts receivable, prepaid expenses and other assets, net (6,753) (16,811) Accounts payable and accrued liabilities (11,745) (71,198) Net cash provided by operating activities 358,543 135,789 Cash flows from investing activities: Acquisition of real estate (261,511) (419,905) Cash received in CCP Merger — 77,859 Origination and fundings of loans receivable (50,731) (17,239) Origination and fundings of preferred equity investments (5,313) (2,749) Additions to real estate (27,697) (6,954) Repayments of loans receivable 51,789 32,430 Repayments of preferred equity investments 6,870 3,755 Investment in unconsolidated joint venture (354,461) — Net proceeds from sales of real estate 382,560 150,243 Net cash used in investing activities (258,494) (182,560) Cash flows from financing activities: Net (repayments of) proceeds from revolving credit facility (17,000) 253,000 Proceeds from term loans — 181,000 Principal payments on secured debt (140,338) (4,145) Payments of deferred financing costs (352) (15,337) Payment of contingent consideration — (382) Distributions to noncontrolling interests (142) (30) Preferred stock redemption (143,750) — Issuance of common stock, net (499) 366,800 Dividends paid on common and preferred stock (325,220) (182,089) Net cash (used in) provided by financing activities (627,301) 598,817 Net (decrease) increase in cash, cash equivalents and restricted cash (527,252) 552,046 Effect of foreign currency translation on cash, cash equivalents and restricted cash (539) 738 Cash, cash equivalents and restricted cash, beginning of period 587,449 34,665 Cash, cash equivalents and restricted cash, end of period $ 59,658 $ 587,449 22 SABRA 4Q 2018 SUPPLEMENTAL INFORMATION December 31, 2018

FINANCIAL INFORMATION Consolidated Financial Statements Consolidated Statements of Cash Flows Continued Dollars in thousands Year Ended December 31, 2018 2017 Supplemental disclosure of cash flow information: Interest paid $ 137,668 $ 69,686 Income taxes paid $ 1,800 $ 714 Supplemental disclosure of non-cash investing and financing activities: Acquisition of business in CCP merger $ — $ 3,726,092 Assumption of indebtedness in CCP merger $ — $ (1,751,373) Stock exchanged in CCP merger $ — $ (2,052,578) Real estate acquired through loan receivable foreclosure $ — $ 19,096 Decrease in loans receivable and other investments due to acquisition of real estate $ — $ (6,913) 23 SABRA 4Q 2018 SUPPLEMENTAL INFORMATION December 31, 2018

FINANCIAL INFORMATION FFO, Normalized FFO, AFFO and Normalized AFFO FFO, Normalized FFO, AFFO and Normalized AFFO Three Months Ended December 31, Year Ended December 31, 2018 2017 2018 2017 Net (loss) income attributable to common stockholders $ (19,394) $ 101,385 $ 269,314 $ 148,141 Add: Depreciation and amortization of real estate assets 48,078 51,592 191,379 113,882 Depreciation and amortization of real estate assets related to noncontrolling interests (40) (45) (159) (53) Depreciation and amortization of real estate assets related to unconsolidated joint venture 5,324 — 21,253 — Net loss (gain) on sales of real estate 14,247 (47,415) (128,198) (52,029) Impairment of real estate — 1,326 1,413 1,326 FFO attributable to common stockholders $ 48,215 $ 106,843 $ 355,002 $ 211,267 Lease termination fee — — — (2,634) CCP merger and transition costs 274 1,633 1,994 35,617 Loss on extinguishment of debt 2,917 — 2,917 553 Provision for doubtful accounts and loan losses, net 28,848 9,323 30,243 12,457 Other normalizing items (1) 9,989 116 19,391 279 Normalized FFO attributable to common stockholders $ 90,243 $ 117,915 $ 409,547 $ 257,539 FFO attributable to common stockholders $ 48,215 $ 106,843 $ 355,002 $ 211,267 Merger and acquisition costs (2) 43 505 636 30,255 Stock-based compensation expense 1,373 29 7,648 7,017 Straight-line rental income adjustments (9,740) (11,180) (44,144) (29,440) Amortization of above and below market lease intangibles, net 3,508 (1,549) 7,701 (912) Non-cash interest income adjustments (578) (632) (2,300) (769) Non-cash interest expense 2,589 2,488 10,137 7,776 Non-cash portion of loss on extinguishment of debt 874 — 874 553 Change in fair value of contingent consideration — 126 — (426) Provision for doubtful straight-line rental income, loan losses and other reserves 29,513 10,044 40,806 16,854 Other non-cash adjustments related to unconsolidated joint venture 1,520 — 2,652 — Other non-cash adjustments (30) (104) 25 103 AFFO attributable to common stockholders $ 77,287 $ 106,570 $ 379,037 $ 242,278 CCP transition costs 241 708 1,461 5,005 Cash portion of loss on extinguishment of debt 2,043 — 2,043 — Lease termination fee — — — (2,634) (Recovery of) provision for doubtful cash income (508) (385) (2,668) 176 Other normalizing items (1) 4,761 236 7,913 294 Normalized AFFO attributable to common stockholders $ 83,824 $ 107,129 $ 387,786 $ 245,119 Amounts per diluted common share attributable to common stockholders: Net (loss) income $ (0.11) $ 0.57 $ 1.51 $ 1.40 FFO $ 0.27 $ 0.60 $ 1.99 $ 2.00 Normalized FFO $ 0.50 $ 0.66 $ 2.29 $ 2.43 AFFO $ 0.43 $ 0.60 $ 2.11 $ 2.28 Normalized AFFO $ 0.47 $ 0.60 $ 2.16 $ 2.31 Weighted average number of common shares outstanding, diluted: Net (loss) income 178,314,638 178,428,200 178,721,744 105,842,434 FFO and Normalized FFO 178,932,966 178,428,200 178,721,744 105,842,434 AFFO and Normalized AFFO 179,394,677 178,647,299 179,338,881 106,074,862 (1) Other normalizing items for FFO for the three months and year ended December 31, 2018 include $5.2 million and $11.5 million, respectively, of acceleration of above market lease intangible amortization. Other normalizing items for FFO and AFFO for the three months and year ended December 31, 2018 include $4.3 million and $4.7 million, respectively, of non-Senior Housing - Managed operating expenses. In addition, the year ended December 31, 2018 includes $5.5 million of capitalized issuance costs related to our preferred stock issuance that were written off as a result of the June 1, 2018 preferred stock redemption and $0.6 million of expenses related to the previously anticipated refinancing of our senior notes, as well as legal fees related to the recovery of previously reserved cash rental income, partially offset by other income of $3.2 million earned during the period related to legacy CCP investments and $0.9 million of interest income from a legacy CCP loan receivable that was fully repaid in June 2018, which represents the difference between the outstanding principal balance repaid and its discounted book value. (2) Merger and acquisition costs primarily relate to the CCP merger. 24 SABRA 4Q 2018 SUPPLEMENTAL INFORMATION December 31, 2018

FINANCIAL INFORMATION Components of Net Asset Value (NAV) We disclose components of our business relevant to calculate NAV. We consider NAV to be a useful supplemental measure that assists both management and investors to estimate the fair value of our Company. The calculation of NAV involves significant estimates and can be calculated using various methods. Each individual investor must determine the specific methodology, assumptions and estimates to use to arrive at an estimated NAV of the Company. The components of NAV do not consider potential changes in our investment portfolio. The components include non-GAAP financial measures, such as Cash NOI. Although these measures are not presented in accordance with GAAP, investors can use these non-GAAP financial measures as supplemental information to evaluate our business. Annualized Cash NOI (1) Dollars in thousands Skilled Nursing/Transitional Care $ 315,463 Senior Housing - Leased 88,350 Senior Housing - Managed 57,445 Specialty Hospitals and Other 48,996 Annualized Cash NOI (Excluding Loans Receivable and Other Investments) $ 510,254 Obligations Dollars in thousands Secured debt (2) $ 117,464 Unsecured senior notes (2) 1,300,000 Revolving credit facility 624,000 Term loans (2) 1,191,700 Sabra’s share of unconsolidated JV debt (3) 377,185 Total Debt 3,610,349 Add (less): Cash and cash equivalents and restricted cash (59,658) Sabra’s share of unconsolidated JV cash and cash equivalents and restricted cash (4) (12,333) Accounts payable and accrued liabilities 94,827 Net obligations $ 3,633,185 Other Assets Dollars in thousands Loans receivable and other investments, net $ 113,722 Accounts receivable, prepaid expenses and other assets, net (5) 47,869 Total other assets $ 161,591 Expected proceeds from sale of applicable portion of Senior Care Centers portfolio $ 282,500 Common Shares Outstanding Total shares 178,306,528 (1) Annualized Cash NOI assumes that the sale of 26 Skilled Nursing/Transitional Care facilities and two Senior Housing communities from the Senior Care Centers portfolio that are currently under contract to sell and the transition of the remaining 10 facilities currently operated by Senior Care Centers to one or more new operators were completed at the beginning of the period presented. (2) Amounts represent principal amounts due and exclude deferred financing costs, net and premiums/discounts, net. (3) Represents Sabra’s 49% share of unconsolidated Enlivant joint venture’s debt. (4) Represents Sabra’s 49% share of unconsolidated Enlivant joint venture’s cash and cash equivalents and restricted cash. (5) Includes assets that impact cash or NOI and excludes non-cash items. 25 SABRA 4Q 2018 SUPPLEMENTAL INFORMATION December 31, 2018

APPENDIX Disclaimer Disclaimer This supplement contains “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995. These statements may be identified, without limitation, by the use of “expects,” “believes,” “intends,” “should” or comparable terms or the negative thereof. Examples of forward- looking statements include all statements regarding our expected future financial position, results of operations, cash flows, liquidity, business strategy, growth opportunities, potential investments, potential dispositions, and plans and objectives for future operations. Our actual results may differ materially from those projected or contemplated by our forward-looking statements as a result of various factors, including among others, the following: our dependence on the operating success of our tenants; operational risks with respect to our Senior Housing - Managed communities; the effect of our tenants declaring bankruptcy or becoming insolvent; our ability to find replacement tenants and the impact of unforeseen costs in acquiring new properties; the impact of litigation and rising insurance costs on the business of our tenants; our ability to implement the previously announced rent repositioning program for certain of our tenants who were legacy tenants of Care Capital Properties, Inc. on the timing or terms we have previously disclosed; our ability to dispose of or transition facilities currently operated by Senior Care Centers on the timing or terms we have previously disclosed; the possibility that Sabra may not acquire the remaining majority interest in the Enlivant joint venture; our ability to transition the facilities currently leased to Holiday Retirement (“Holiday”) to Senior Housing - Managed communities operated by Holiday on the timing or terms we have previously disclosed; risks associated with our investments in joint ventures; changes in healthcare regulation and political or economic conditions; the impact of required regulatory approvals of transfers of healthcare properties; competitive conditions in our industry; our concentration in the healthcare property sector, particularly in skilled nursing/transitional care facilities and senior housing communities, which makes our profitability more vulnerable to a downturn in a specific sector than if we were investing in multiple industries; the significant amount of and our ability to service our indebtedness; covenants in our debt agreements that may restrict our ability to pay dividends, make investments, incur additional indebtedness and refinance indebtedness on favorable terms; increases in market interest rates; our ability to raise capital through equity and debt financings; changes in foreign currency exchange rates; the relatively illiquid nature of real estate investments; the loss of key management personnel; uninsured or underinsured losses affecting our properties and the possibility of environmental compliance costs and liabilities; the impact of a failure or security breach of information technology in our operations; our ability to maintain our status as a real estate investment trust (“REIT”); changes in tax laws and regulations affecting REITs (including the potential effects of the Tax Cuts and Jobs Act); compliance with REIT requirements and certain tax and tax regulatory matters related to our status as a REIT; and the ownership limits and takeover defenses in our governing documents and under Maryland law, which may restrict change of control or business combination opportunities.  Additional information concerning risks and uncertainties that could affect our business can be found in our filings with the Securities and Exchange Commission (the “SEC”), including Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2018. We do not intend, and we undertake no obligation, to update any forward-looking information to reflect events or circumstances after the date of this supplement or to reflect the occurrence of unanticipated events, unless required by law to do so. Note Regarding Non-GAAP Financial Measures This supplement includes the following financial measures defined as non-GAAP financial measures by the SEC: net operating income (“NOI”), Cash NOI, funds from operations attributable to common stockholders (“FFO”), Normalized FFO, Adjusted FFO (“AFFO”), Normalized AFFO, FFO per diluted common share, Normalized FFO per diluted common share, AFFO per diluted common share, Normalized AFFO per diluted common share and Adjusted EBITDA (defined below). These measures may be different than non-GAAP financial measures used by other companies, and the presentation of these measures is not intended to be considered in isolation or as a substitute for financial information prepared and presented in accordance with U.S. generally accepted accounting principles. An explanation of these non-GAAP financial measures is included under “Reporting Definitions” in this supplement and reconciliations of these non-GAAP financial measures to the GAAP financial measures we consider most comparable are included on the Investors section of our website at http://www.sabrahealth.com/investors/financials/reports-presentations/non-gaap. Tenant and Borrower Information This supplement includes information regarding certain of our tenants that lease properties from us and our borrowers, most of which are not subject to SEC reporting requirements. The information related to our tenants and borrowers that is provided in this supplement has been provided by, or derived from information provided by, such tenants and borrowers. We have not independently verified this information. We have no reason to believe that such information is inaccurate in any material respect. We are providing this data for informational purposes only. Sabra Information The information in this supplemental information package should be read in conjunction with the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other information filed with the SEC. The Reporting Definitions and Reconciliations of Non-GAAP Measures are an integral part of the information presented herein. On Sabra’s website, www.sabrahealth.com, you can access, free of charge, Sabra's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports file or furnished pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, as soon as reasonably practicable after such material is filed with, or furnished to, the SEC. The information contained on Sabra’s website is not incorporated by reference into, and should not be considered a part of, this supplemental information package. All material filed with the SEC can also be accessed through its website, www.sec.gov. For more information, contact Investor Relations at (888) 393-8248 or investorrelations@sabrahealth.com. 26 SABRA 4Q 2018 SUPPLEMENTAL INFORMATION December 31, 2018

APPENDIX Reporting Definitions Adjusted EBITDA* Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company's long-term equity award program, and loan loss reserves. Adjusted EBITDA is an important non- GAAP supplemental measure of operating performance. Ancillary Supported Tenant A tenant, or one of its affiliates, that owns an ancillary business that depends on providing services to the residents of the properties leased by the affiliated operating company (Sabra’s tenant) for a meaningful part of the ancillary business's profitability and has below market EBITDAR coverage. Annualized Revenues  The annual contractual rental revenues under leases and interest and other income generated by the Company’s loans receivable and other investments based on amounts invested and applicable terms as of the end of the period presented. Annualized Revenues do not include tenant recoveries or additional rents. Cash Net Operating Income (“Cash NOI”)*    The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. The Company considers Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Cash NOI as total revenues less operating expenses and non-cash revenues. Cash NOI excludes all other financial statement amounts included in net income. Consolidated Debt  The principal balances of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness as reported in the Company’s consolidated financial statements. Consolidated Debt, Net The carrying amount of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness, as reported in the Company’s consolidated financial statements. Consolidated Enterprise Value The Company believes Consolidated Enterprise Value is an important measurement as it is a measure of a company’s value. The Company calculates Consolidated Enterprise Value as market equity capitalization plus Consolidated Debt. Market equity capitalization is calculated as (i) the number of shares of common stock multiplied by the closing price of the Company’s common stock on the last day of the period presented plus (ii) the number of shares of preferred stock multiplied by the closing price of the Company’s preferred stock on the last day of the period presented. Consolidated Enterprise Value includes the Company’s market equity capitalization and Consolidated Debt, less cash and cash equivalents. EBITDAR  Earnings before interest, taxes, depreciation, amortization and rent (“EBITDAR”) for a particular facility accruing to the operator/tenant of the property (not the Company) for the period presented. EBITDAR includes an imputed management fee of 5.0% of revenues for Skilled Nursing/Transitional Care facilities and Senior Housing - Leased communities and an imputed management fee of 2.5% of revenues for Specialty Hospitals and Other facilities. The Company uses EBITDAR in determining EBITDAR Coverage. EBITDAR has limitations as an analytical tool. EBITDAR does not reflect historical cash expenditures or future cash requirements for facility capital expenditures or contractual commitments. In addition, EBITDAR does not represent a property's net income or cash flow from operations and should not be considered an alternative to those indicators. The Company utilizes EBITDAR as a supplemental measure of the ability of the Company's operators/tenants and relevant guarantors to generate sufficient liquidity to meet related obligations to the Company. EBITDAR Coverage  Represents the ratio of EBITDAR to cash rent for owned facilities (excluding Senior Housing - Managed communities) for the period presented. EBITDAR Coverage is a supplemental measure of a property's ability to generate cash flows for the operator/tenant (not the Company) to meet the operator's/ tenant's related cash rent and other obligations to the Company. However, its usefulness is limited by, among other things, the same factors that limit the usefulness of EBITDAR. EBITDAR Coverage includes only Stabilized Facilities and excludes significant tenants with meaningful credit enhancement through guarantees (which include Genesis, Holiday and two legacy CCP tenants), one Ancillary Supported Tenant and facilities for which data is not available or meaningful. EBITDARM  Earnings before interest, taxes, depreciation, amortization, rent and management fees (“EBITDARM”) for a particular facility accruing to the operator/tenant of the property (not the Company), for the period presented. The Company uses EBITDARM in determining EBITDARM Coverage. The usefulness of EBITDARM is limited by the same factors that limit the usefulness of EBITDAR. Together with EBITDAR, the Company utilizes EBITDARM to evaluate the core operations of the properties by eliminating management fees, which may vary by operator/tenant and operating structure. 27 SABRA 4Q 2018 SUPPLEMENTAL INFORMATION December 31, 2018

APPENDIX Reporting Definitions EBITDARM Coverage  Represents the ratio of EBITDARM to cash rent for owned facilities (excluding Senior Housing - Managed communities) for the period presented. EBITDARM coverage is a supplemental measure of a property’s ability to generate cash flows for the operator/tenant (not the Company) to meet the operator’s/tenant’s related cash rent and other obligations to the Company. However, its usefulness is limited by, among other things, the same factors that limit the usefulness of EBITDARM. EBITDARM Coverage includes only Stabilized Facilities and excludes significant tenants with meaningful credit enhancement through guarantees (which include Genesis, Holiday and two legacy CCP tenants), one Ancillary Supported Tenant and facilities for which data is not available or meaningful. Fixed Charge Coverage Ratio EBITDAR (including adjustments for one-time and pro forma items) for the period indicated (one quarter in arrears) for all operations of any entities that guarantee the tenants’ lease obligations to the Company divided by the same period cash rent expense, interest expense and mandatory principal payments for operations of any entity that guarantees the tenants’ lease obligation to the Company. Fixed Charge Coverage is a supplemental measure of a guarantor’s ability to meet the operator’s/tenant’s cash rent and other obligations to the Company should the operator/tenant be unable to do so itself. However, its usefulness is limited by, among other things, the same factors that limit the usefulness of EBITDAR. Fixed Charge Coverage is calculated by the Company as described above based on information provided by guarantors without independent verification by the Company and may differ from similar metrics calculated by the guarantors. Funds From Operations Attributable to Common Stockholders (“FFO”) and Adjusted Funds from Operations Attributable to Common Stockholders (“AFFO”)*  The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. The Company also believes that funds from operations attributable to common stockholders, or FFO, as defined in accordance with the definition used by the National Association of Real Estate Investment Trusts (“NAREIT”), and adjusted funds from operations attributable to common stockholders, or AFFO (and related per share amounts) are important non-GAAP supplemental measures of the Company’s operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative. Thus, NAREIT created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income attributable to common stockholders, as defined by GAAP. FFO is defined as net income attributable to common stockholders, computed in accordance with GAAP, excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization, net of amounts related to noncontrolling interests, plus the Company’s share of depreciation and amortization related to our unconsolidated joint venture, and real estate impairment charges. AFFO is defined as FFO excluding merger and acquisition costs, stock-based compensation expense, straight-line rental income adjustments, amortization of above and below market lease intangibles, non-cash interest income adjustments, non-cash interest expense, change in fair value of contingent consideration, non-cash portion of loss on extinguishment of debt, provision for doubtful straight-line rental income, loan losses and other reserves and deferred income taxes, as well as other non-cash revenue and expense items (including ineffectiveness gain/loss on derivative instruments, and non-cash revenue and expense amounts related to noncontrolling interests) and our share of non-cash adjustments related to our unconsolidated joint venture. The Company believes that the use of FFO and AFFO (and the related per share amounts), combined with the required GAAP presentations, improves the understanding of the Company's operating results among investors and makes comparisons of operating results among real estate investment trusts more meaningful. The Company considers FFO and AFFO to be useful measures for reviewing comparative operating and financial performance because, by excluding the applicable items listed above, FFO and AFFO can help investors compare the operating performance of the Company between periods or as compared to other companies. While FFO and AFFO are relevant and widely used measures of operating performance of real estate investment trusts, they do not represent cash flows from operations or net income attributable to common stockholders as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO and AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO and AFFO may not be comparable to FFO and AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current NAREIT definition or that interpret the current NAREIT definition or define AFFO differently than the Company does. Investment Represents the carrying amount of real estate assets after adding back accumulated depreciation and amortization and excludes net intangible assets and liabilities. Investment also includes the Company’s pro rata share of the real estate assets held in the Company’s unconsolidated joint venture. Market Capitalization Total common shares of Sabra outstanding multiplied by the closing price per common share as of a given period. Net Operating Income (“NOI”)*   The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. The Company considers NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines NOI as total revenues less operating expenses. NOI excludes all other financial statement amounts included in net income. 28 SABRA 4Q 2018 SUPPLEMENTAL INFORMATION December 31, 2018

APPENDIX Reporting Definitions Normalized FFO and Normalized AFFO* Normalized FFO and Normalized AFFO represent FFO and AFFO, respectively, adjusted for certain income and expense items that the Company does not believe are indicative of its ongoing operating results. The Company considers Normalized FFO and Normalized AFFO to be useful measures to evaluate the Company’s operating results excluding these income and expense items to help investors compare the operating performance of the Company between periods or as compared to other companies. Normalized FFO and Normalized AFFO do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. Normalized FFO and Normalized AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of Normalized FFO and Normalized AFFO may not be comparable to Normalized FFO and Normalized AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current NAREIT definition or that interpret the current NAREIT definition or define FFO and AFFO or Normalized FFO and Normalized AFFO differently than the Company does. Occupancy Percentage Occupancy Percentage represents the facilities’ average operating occupancy for the period indicated. The percentages are calculated by dividing the actual census from the period presented by the available beds/units for the same period. Occupancy includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. Occupancy Percentage for the Company’s unconsolidated joint venture is weighted to reflect the Company’s pro rata share. REVPOR REVPOR represents the average revenues generated per occupied room per month at Senior Housing - Managed communities for the period indicated. It is calculated as resident fees and services revenues divided by average monthly occupied room days. REVPOR includes only Stabilized Facilities. REVPOR for the Company’s unconsolidated joint venture is weighted to reflect the Company’s pro rata share. Senior Housing  Senior Housing communities include independent living, assisted living, continuing care retirement and memory care communities. Skilled Mix  Skilled Mix is defined as the total Medicare and non-Medicaid managed care patient revenue at Skilled Nursing/Transitional Care facilities divided by the total revenues at Skilled Nursing/Transitional Care facilities for the period indicated. Skilled Mix includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. Skilled Nursing/Transitional Care Skilled Nursing/Transitional Care facilities include skilled nursing, transitional care, multi-license designation and mental health facilities. Specialty Hospitals and Other Includes acute care, long-term acute care, rehabilitation and behavioral hospitals, facilities that provide residential services, which may include assistance with activities of daily living, and other facilities not classified as Skilled Nursing/Transitional Care or Senior Housing. Stabilized Facility At the time of acquisition, the Company classifies each facility as either stabilized or pre-stabilized. In addition, the Company may classify a facility as pre- stabilized after acquisition. Circumstances that could result in a facility being classified as pre-stabilized include newly completed developments, facilities undergoing major renovations or additions, facilities being repositioned or transitioned to new operators, and significant transitions within the tenants’ business model. Such facilities will be reclassified to stabilized upon maintaining consistent occupancy (85% for Skilled Nursing/Transitional Care facilities and 90% for Senior Housing communities) but in no event beyond 24 months after the date of classification as pre-stabilized. Stabilized Facilities exclude (i) facilities held for sale, (ii) facilities being sold pursuant to the Company’s CCP portfolio repositioning, (iii) facilities being transitioned to a new operator, (iv) facilities being transitioned from leased by the Company to being operated by the Company and (v) facilities acquired during the three months preceding the period presented. Total Debt Consolidated Debt plus the Company’s pro rata share of the principal balances of the debt of the Company’s unconsolidated joint venture. Total Debt, Net Consolidated Debt, Net plus the Company’s pro rata share of the carrying amount of the debt of the Company’s unconsolidated joint venture. Total Enterprise Value Consolidated Enterprise Value plus the Company’s pro rata share of the principal balances of the debt of the Company’s unconsolidated joint venture. *Non-GAAP Financial Measures Reconciliations, definitions and important discussions regarding the usefulness and limitations of the Non-GAAP Financial Measures used in this supplement can be found at http://www.sabrahealth.com/investors/financials/reports-presentations/non-gaap. 29 SABRA 4Q 2018 SUPPLEMENTAL INFORMATION December 31, 2018